UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

SANTARUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50651	33-0734433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 314-5700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, Santarus, Inc. (“Santarus”) made a slide presentation at its Analyst Day and Investor Briefing on January 19, 2011. A copy of the slides used in conjunction with the presentations is attached to this report as Exhibit 99.1.

The foregoing information in Item 7.01 of this Current Report on Form 8-K, together with the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, Santarus makes no admission as to the materiality of Item 7.01 in this report or the presentation attached hereto as Exhibit 99.1. The information contained in the presentation is summary information that is intended to be considered in the context of Santarus’ filings with the SEC and other public announcements that Santarus makes, by press release or otherwise, from time to time. Santarus undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Forward-Looking Statements

  Santarus cautions you that statements included in this report and the slides that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding financial projections, commercial opportunities, potential for regulatory approval, timing estimates, litigation and other matters. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report and the slides due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: difficulties or delays in development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products; the ability to ensure continued supply of Santarus’ products; the scope and validity of patent protection or other regulatory exclusivity for Santarus’ products; risks related to the license, collaboration and supply arrangements between Santarus and third parties, including the potential for termination of the arrangements; the impact on Santarus’ business of significant change in a short period of time, and the risk that Santarus may not be successful in integrating its new products and product candidates into its existing operations or in realizing the planned results from its recent corporate restructuring or its recently expanded product portfolio and pipeline; fluctuations in quarterly and annual results; Santarus’ ability to obtain additional financing as needed to support its operations or future product acquisitions; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Presentation for Analyst Day and Investor Briefing, dated January 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: January 20, 2011

By: /s/ Gerald T. Proehl
Name: Gerald T. Proehl
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation for Analyst Day and Investor Briefing, dated January 19, 2011.